Exhibit 99.3

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Balance Sheet

As of December 31, 2004

(Unaudited, $ in thousands)

The accompanying unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2004 is presented as if the following transactions (together the “Acquired Hotels” ) had been consummated as of December 31, 2004:

•	$100,000, 8.25% Preferred Stock Offering (occurred June 2005)

•	Embassy Suites Hotel Phoenix-Scottsdale (purchased February 2005)

•	Hilton Glendale (purchased June 2005)

•	Embassy Suites Hotel & Casino San Juan (purchased June 2005)

This pro forma consolidated statement should be read in conjunction with the historical financial statements and notes thereto. In management’s opinion, all material adjustments necessary to reflect the effects of the acquisition of the acquired hotels have been made.

The following unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what actual financial position of the Company would have been assuming such transaction had been completed as of December 31, 2004, nor is it indicative of future financial positions of the Company.

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Balance Sheet

As of December 31, 2004

(Unaudited, $ in thousands)

	A)	B)	C)
	Company	Acquisition of Hotel Properties	Preferred Stock Offering	Pro Forma
ASSETS
Cash and cash equivalents	$15,661	$(60,992)	$96,665	$51,334
Restricted cash - reserves	10,240	501		10,741
Accounts receivable, net	2,437	941		3,378
Inventories	454	37		491
Deferred franchise fees and intangibles, net	505	336		841
Prepaid expenses and other assets	2,848	94		2,942
Investment in hotel properties, net	220,239	173,889		394,128

Total assets	$252,384	$114,806	$96,665	$463,855

LIABILITIES AND OWNER’S EQUITY
Mortgage notes payable	$107,316	$113,400	$—	$220,716
Other long term debt	58	—		58
Related party debt	23,391	—		23,391
Capital lease obligations	30	13		43
Accounts payable	1,564	368		1,932
Due to affiliates	1,088	—		1,088
Accrued expenses	4,269	917		5,186
Advance deposits	476	108		584

Total liabilities	138,192	114,806	—	252,998
Minority Interest	17,035	—		17,035
Preferred stock, $0.01 par value, 10,000,000 shares authorized, 4,000 issued	—	—	40	40
Common stock, $0.01 par value, 100,000,000 shares authorized 17,359 shares issued and outstanding	174	—		174
Additional paid-in capital	100,487	—	96,625	197,112
Accumulated other comprehensive income	22	—		22
Deferred compensation	(3,623)	—		(3,623)
Retained earnings(deficit)	97	—		97

Total owners’ equity	97,157	—	96,665	193,822

Total liabilities and owners’ equity	$252,384	$114,806	$96,665	$463,855

A)	Audited Consolidated Balance Sheet of the Company as of December 31, 2004

B)	Represents the purchases of the Embassy Suites Phoenix-Scottdale, Hilton Glendale and Embassy Suites Hotel & Casino San Juan as if they had occurred on December 31, 2004. The net cash represents the cash of the acquired hotels, less the cash used by the Company to acquire the hotels

C)	Reflects net cash provided by the $100,000, 8.25% Preferred Stock offering, less expenses

The Company’s investment in hotel properties for the acquired hotels was allocated in the following manner for this pro forma as of December 31, 2004

	Embassy Suites Phoenix- Scottsdale	Hilton Glendale	Embassy Suites Hotel & Casino San Juan
Land	$2,154	$5,600	$9,800
Building	27,777	71,149	49,726
FF&E	2,892	3,169	1,622

Investment in hotel properties	$32,823	$79,918	$61,148

The increase in the mortgage note payable is a result of a 3-year $22,100 loan secured by the Embassy Suites Phoenix-Scottsdale, a 7-year $53,100 loan secured by the Hilton Glendale and a 7-year $38,200 loan secured by the Embassy Suites Hotel & Casino San Juan that the Company entered into subsequent to the acquisitions

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Balance Sheet

As of March 31, 2005

(Unaudited, $ in thousands)

The accompanying unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2005 is presented as if the following transactions (together the “Acquired Hotels” ) had been consummated as of March 31, 2005:

•	$100,000, 8.25% Preferred Stock Offering (occurred June 2005)

•	Hilton Glendale (purchased June 2005)

•	Embassy Suites Hotel & Casino San Juan (purchased June 2005)

This pro forma consolidated statement should be read in conjunction with the historical financial statements and notes thereto. In management’s opinion, all adjustments necessary to reflect the effects of the acquisition of the acquired hotels have been made.

The following unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what actual financial position of the Company would have been assuming such transaction had been completed as of March 31, 2005, nor is it indicative of future financial positions of the Company.

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Balance Sheet

As of March 31, 2005

(Unaudited, $ in thousands)

	A)	B)	C)
	Company	Acquisition of Hotel Properties	Preferred Stock Offering	Pro Forma
ASSETS
Cash and cash equivalents	$12,422	$(50,774)	$96,665	$58,313
Restricted cash - reserves	9,842	—		9,842
Accounts receivable, net	2,989	616		3,605
Inventories	479	—		479
Deferred income taxes	1,495	—		1,495
Deferred franchise fees and intangibles, net	1,698	333		2,031
Prepaid expenses and other assets	1,064	59		1,123
Investment in hotel properties, net	254,302	141,066		395,368

Total assets	$284,291	$91,300	$96,665	$472,256

LIABILITIES AND OWNER’S EQUITY
Mortgage notes payable	$163,000	$91,300	$—	$254,300
Other long term debt	54	—		54
Capital lease obligations	15	—		15
Accounts payable	1,555	—		1,555
Due to affiliates	1,414	—		1,414
Dividends and distributions payable	4,087	—		4,087
Accrued expenses	5,849	—		5,849
Advance deposits	762	—		762

Total liabilities	176,736	91,300	—	268,036
Minority Interest	15,160	—		15,160
Preferred stock, $0.01 par value, 10,000,000 shares authorized, 4,000 issued	—	—	40	40
Common stock, $0.01 par value, 100,000,000 shares authorized 17,359 shares issued and outstanding	174	—		174
Additional paid-in capital	100,523	—	96,625	197,148
Accumulated other comprehensive income	11	—		11
Deferred compensation	(2,980)	—		(2,980)
Retained earnings (deficit)	(5,333)	—		(5,333)

Total owners’ equity	92,395	—	96,665	189,060

Total liabilities and owners’ equity	$284,291	$91,300	$96,665	$472,256

A)	Unaudited Consolidated Balance Sheet of the Company as of March 31, 2005

B)	Represents the purchases of the Hilton Glendale and Embassy Suites Hotel & Casino San Juan as if they had occurred on March 31, 2005. The net cash represents the cash of the acquired hotels, less the cash used by the Company to acquire the hotels

C)	Reflects net cash provided by the $100,000, 8.25% Preferred Stock offering, less expenses

The Company’s investment in hotel properties for the acquired hotels was allocated in the following manner for this pro forma as of December 31, 2004

	Hilton Glendale	Embassy Suites Hotel & Casino San Juan
Land	$5,600	$9,800
Building	71,149	49,726
FF&E	3,169	1,622

Investment in hotel properties	$79,918	$61,148

The increase in the mortgage note payable is a result of a 7-year $53,100 loan secured by the Hilton Glendale and a 7-year $38,200 loan secured by the Embassy Suites Hotel & Casino that the Company entered into subsequent to the acquisition

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2004

(Unaudited, $ in thousands except per share data)

The accompanying unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 are presented as if the following transactions (together the “Acquired Hotels” ) had been consummated as of December 31, 2004:

•	Embassy Suites Hotel Phoenix-Scottsdale (purchased February 2005)

•	Hilton Glendale (purchased June 2005)

•	Embassy Suites Hotel & Casino San Juan (purchased June 2005)

These Pro Forma Consolidated Statements should be read in conjunction with the historical financial statements and notes thereto. In management’s opinion, all material adjustments necessary to reflect the effects of the acquisition of the Acquired Hotels have been made

The following unaudited Pro Forma Consolidated Statements of Operations are not necessarily indicative of what actual results of the Company would have been assuming such transaction had been completed as of January 1, 2004, nor are they indicative of the results of operations for future periods.

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2004

(Unaudited, $ in thousands except per share data)

		Pro Forma Adjustments
	A)	B)	C)
	Company & Predecessor	Acquisition of Hotel Properties	Acquisition Adjustments	Pro Forma
Total revenues	$82,298	$37,504		$119,802
Corporate expense	3,082	—		3,082
Hotel expenses	68,352	24,042	6,478	98,872

Operating income(loss)	10,864	13,462	(6,478)	17,848
Interest income	157	8		165
Interest expense	8,147	—	6,057	14,204
Other income, net	—	—		—

Income(loss) before minority interest and provision for income taxes	2,874	13,470	(12,536)	3,808
Provision for income taxes	—	—	—	—
Minority interest	(729)	—	(248)	(977)

Net income(loss)	$2,145	$13,470	$(12,784)	$2,831

Basic income per share	$0.12			$0.16

Diluted income per share	$0.12			$0.16

Weighted average basic shares outstanding	17,359			17,359

Weighted average diluted shares outstanding	23,352			23,352

A)	Pro Forma Combined Statement of Operations for the Company and Predecessor for the period ended December 31, 2004

B)	Pro Forma Statements of Operations for the Acquired Hotels for the period ended December 31, 2004. These Pro Formas exclude interest expense and depreciation expense

C)	Adjustments include the following expenses:

	Embassy Suites Phoenix- Scottsdale	Hilton Glendale	Embassy Suites Hotel & Casino San Juan	Total
Depreciation	$1,680	$2,880	$1,812	$6,372
Amortization of franchise fees	7	5	6	18
Amortization of deferred financing costs	30	35	23	88
Interest expense	1,293	2,803	1,962	6,057

The Pro Forma revenues of $6,404 related to the Embassy Suites San Juan Hotel & Casino are the result of a participating lease

The participating lease calculation based upon 2004 revenues of $26,261 is:

Base Rent ($450 per month)	$5,400
30% of revenues between $23,000-26,000	900
40% of revenues between $26,000-26,261	104

Total participating lease revenue	$6,404

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2005

(Unaudited, $ in thousands except per share data)

The accompanying unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2005 are presented as if the following transactions (together the “Acquired Hotels” ) had been consummated as of January 1, 2004:

•	Embassy Suites Hotel Phoenix-Scottsdale (purchased February 2005)

•	Hilton Glendale (purchased June 2005)

•	Embassy Suites Hotel & Casino San Juan (purchased June 2005)

These Pro Forma Consolidated Statements should be read in conjunction with the historical financial statements and notes thereto. In management’s opinion, all material adjustments necessary to reflect the effects of the acquisition of the Acquired Hotels have been made

The following unaudited Pro Forma Consolidated Statements of Operations are not necessarily indicative of what actual results of the Company would have been assuming such transaction had been completed as of January 1, 2004, nor are they indicative of the results of operations for future periods.

EAGLE HOSPITALITY PROPERTIES TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended March 31, 2005

(Unaudited, $ in thousands except per share data)

		Pro Forma Adjustments
	A)	B)	C)
	Company	Acquisition of Hotel Properties	Acquisition Adjustments	Pro Forma
Total revenues	$21,703	$8,953		$30,656
Corporate expense	1,781	—		1,781
Hotel expenses	18,499	5,533	1,476	25,508

Operating income(loss)	1,423	3,420	(1,476)	3,367
Interest income	113	2		115
Interest expense	2,139	—	1,421	3,560
Other income, net	(25)	—		(25)

Income(loss) before minority interest and provision for income taxes	(628)	3,422	(2,897)	(103)
Income tax benefit	1,495	—	—	1,495
Minority interest	(222)	—	(135)	(357)

Net income(loss)	$645	$3,422	$(3,032)	$1,035

Basic income per share	$0.04			$0.06

Diluted income per share	$0.04			$0.06

Weighted average basic shares outstanding	17,360			17,360

Weighted average diluted shares outstanding	23,354			23,354

A)	Pro Forma Combined Statement of Operations for the Company for the three months ended March 31, 2005

B)	Pro Forma Statements of Operations for the Acquired Hotels for the three months ended March 31, 2005. These Pro Formas exclude interest expense and depreciation expense

C)	Adjustments include the following expenses:

	Embassy Suites Phoenix- Scottsdale	Hilton Glendale	Embassy Suites Hotel & Casino San Juan	Total
Depreciation	$280	$720	$453	$1,453
Amortization of franchise fees	—	1	2	3
Amortization of deferred financing costs	5	9	6	20
Interest expense	230	701	490	1,421

The Pro Forma revenues of $1,350 related to the Embassy Suites San Juan Hotel & Casino are the result of participating lease revenue of $450 per month